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                                                                    Exhibit 99.2
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        SHELBOURNE PROPERTIES II, INC. DECLARES $6.75 PER SHARE DIVIDEND

         BOSTON, MASSACHUSETTS, June 20, 2003 - Shelbourne Properties II, Inc. (AMEX:HXE) announced today that its Board of Directors has declared a dividend of $6.75 per share. The dividend is payable July 9, 2003 to shareholders of record as of the close of business on June 30, 2003.

         For further information, call Beverly Bergman at (617) 570-4607.